EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of iMine Corporation (the “Company”) on Form 10-K for the year ended July 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jose Maria Eduardo Gonzalez Romero, chief executive officer of the Company, and chief financial officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2020	By:	/s/Jose Maria Eduardo Gonzalez Romero
Jose Maria Eduardo Gonzalez Romero Chief Executive Officer and Chief Financial Officer (Principal Executive, Financial and Accounting Officer)